UTOPIA FUNDS

Utopia Growth Fund
Utopia Core Fund
Utopia Conservative Fund
Utopia Yield Income Fund

Supplement dated December 12, 2008

 to the Prospectus dated January 28, 2008,
as supplemented May 2, 2008, September 15, 2008 and November 25, 2008

On November 20, 2008, the Board of Trustees of the Utopia Funds approved a plan to liquidate and terminate the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund and Utopia Yield Income Fund (the “Utopia Funds”), effective at the close of business on December 22, 2008.

On December 12, 2008, the Board of Trustees amended the plan to postpone the liquidation and termination of the Utopia Funds to March 31, 2009.